                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2002

                              HANOVER DIRECT, INC.

          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082

                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10

          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                   --------------
          (ADDRESS OF PRINCIPAL                            (ZIP CODE)
           EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300

 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         Hanover Direct, Inc. has announced the appointment of Mr. Thomas C. Shull as Chairman of the Board of Directors of the Company, the election of Mr.
E. Pendleton James as a member of the Board of Directors of the Company, the reduction of the number of Directors from six to five, and the time and place of the Company's 2002 Annual Shareholders Meeting, as described more fully in the Press Release attached hereto as Exhibit 20.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated January 10, 2002 in regard to the appointment of Mr. Thomas C. Shull as Chairman of the Company's Board of Directors, the election of Mr. E. Pendleton James as a member of the Company's Board of Directors, the reduction of the number of Directors from six to five, and the announcement of the date and location of the Company's 2002 Annual Shareholders Meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ----------------------------------------
                                                    (Registrant)

January 10, 2002                        By:    /s/ Brian C. Harriss
                                        ----------------------------------------
                                        Name:     Brian C. Harriss
                                        Title:    Executive Vice President and
                                                  Chief Financial Officer